T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

Supplement to Summary Prospectuses Dated July 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2020, Timothy G. Taylor will become co-portfolio manager of the fund and Cochairman of the Investment Advisory Committee of the fund. After a year, effective September 30, 2021, Hugh D. McGuirk will step down as co-portfolio manager and Cochairman and Mr. Taylor will become the sole portfolio manager and sole Chairman.

The date of this supplement is September 21, 2020.

G21-041-S 9/21/20